DISTRIBUTION AGREEMENT
                                     between
                              CORTLAND TRUST, INC.
                      (Cortland General Money Market Fund)
                                       and
                         REICH & TANG DISTRIBUTORS L.P.


     THIS AGREEMENT made this 15th day of September, 1993, by and between CORTLAND TRUST, INC., a Maryland corporation (hereinafter referred to as the "Company"), and REICH & TANG DISTRIBUTORS L.P., (hereinafter referred to as "R & T Distributors"), with respect to the Cortland General Money Market Fund of the Company (the "Fund").

                                  WITNESSETH :


     In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof if hereby acknowledged, the parties hereto agree as follows:

     1. The Company hereby appoints R & T Distributors as its distributor to promote the sale of shares of the Fund in a public offering to investors in the United States and throughout the world in accordance with the terms of the Fund's current prospectus and statement of additional information.

     2. The Company shall not sell any shares of the Fund except through R & T Distributors and under the terms and conditions set forth in paragraph 4 below. Notwithstanding the provisions of the foregoing sentence and Section I hereof, however,

     (A) the Company may issue shares of the Fund to any other investment company or personal holding company, or to the shareholders thereof, in exchange for all or a majority of the shares or assets of any such company; and

     (B) the Company may issue shares of the Fund at their net asset value to any shareholder of the Fund purchasing such shares with dividends or other cash distributions received from the Fund or in exchange of shares of the Company's other series at their respective net asset values pursuant to offers made to all shareholders.

     3. R & T Distributors hereby accepts appointment as distributor for the sale of the shares of the Fund and agrees that it will use its best efforts to sell such shares; provided, however, that:

     (A) R & T Distributors may, and when requested by the Company shall, suspend its efforts to effectuate sales of the shares of the Fund at any time when in the opinion of R & T Distributors or of the Company no sales should be made because of market or other economic considerations or abnormal circumstances of any kind; and

                    (B) the Company may withdraw the offering of shares of the Fund (i) at any time with the consent of R & T Distributors, or (ii) without such consent when so required by the provisions of any statute or of any order, rule or regulation of any governmental body having jurisdiction. It is mutually understood and agreed that R & T Distributors does not undertake to sell all or any specific portion of the shares of the Fund.

                    4. The price at which the shares of the Fund may be sold (the "offering price") shall be the net asset value per share. For the purposes of computing the offering price, the net asset value per share shall be determined in the manner provided in the Articles of incorporation or By-Laws and registration statement of the Company relating to shares of the Fund as amended from time to time. R & T Distributors may charge a reasonable administrative charge in connection with sales of shares of the Fund.

     5. R & T Distributors shall not be required to bear any of the following costs:

     (A) the expenses of qualification of shares of the Fund for sale in connection with such public offerings in such states as shall be selected by the Company and of continuing the qualification therein until R & T Distributors advises the Company that it does not wish such qualification continued; or

     (B) legal expenses in connection with the foregoing.

     6. R & T Distributors will accept orders for shares of the Fund only to the extent of purchase orders actually received and not in excess of such orders, and it will not avail itself of any opportunity of making a profit by expediting or withholding orders. It is mutually understood and agreed that the Company may reject purchase orders where, in the judgment of the Company, such rejection is in the best interest of the Fund.

     7. (A) The Company and R & T Distributors shall each comply with all applicable provisions of the Investment Company

Act of 1940, the Securities Act of 1933 and of all other federal and state laws, rules and regulations governing the issuance and sale of shares of the Fund.

     (B) In absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of R & T Distributors, the Company agrees to indemnify R & T Distributors against any and all claims, demands, liabilities and expense which R & T Distributors may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information of the Company, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with information furnished to the Company in connection therewith by or on behalf of R & T Distributors. R & T Distributors agrees to indemnify the Company against any and all claims, demands, liabilities and expenses which the Company may incur arising out of or based upon any act or deed of sales representatives of R & T Distributors which is outside the scope of their authority.

     (C) R & T Distributors agrees to indemnify the Company against any and all claims, demands, liabilities and expenses which the Company may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information of the Company, or any omission to state a material fact therein if such statement or omission was made in reliance upon and in connection therewith by or on behalf of R & T Distributors.

     8. Nothing herein contained shall require the Company to take any action contrary to any provision of its Articles of Incorporation or to any applicable statute or regulation.

     9. The Company shall pay to R & T Distributors on behalf of the Fund a fee which may from time to time be agreed to by the Company in accordance with a plan of distribution approved in accordance with Rule 12b-l under the Investment Company Act of 1940.

     10. The services of R & T Distributors to the Fund are not to be deemed to be exclusive, and R & T Distributors shall be free to render distribution and shareholder account services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers of R & T Distributors' general partner may serve as officers or directors of the Company, and that officers or directors of the

Company may serve as officers of R & T Distributors' general partner to the extent permitted by law; and that the officers of R& T Distributors' general partner are not prohibited from engaging in any other business activity or from rendering services to any other persons, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

     11. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Section 13 hereof, for two years from the date hereof.

     12. Following expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at 1east annually.

          (a)(i) by the Company's Board of Directors or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2 (a) (42) of the Investment Company Act of 1940), and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in Section 2 (a) (19) of the Investment Company Act of 1940) of the Company and have no direct or indirect financial interest in the operation of the plan of distribution adopted by the Company with respect to the Fund (the "Plan") or in any agreement related to the Plan, by votes cast in person at a meeting specifically called for such purpose.

     13. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2
(a) (42) of the Investment Company Act of 1940), or by R & T Distributors. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section (2)(a)(4) of the Investment Company Act of 1940.

     14. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of R & T Distributors and that of the Company for this purpose shall be Three University Plaza, Hackensack, NJ 07601.

     15. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of the Investment Company Act of 1940 and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. in addition, where the effect of a requirement of the Investment Company Act of 1940 reflected in the provisions of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                           REICH & TANG DISTRIBUTORS L.P.
                                           By New England Investment
                                           Companies, Inc.
                                           General Partner

                                           By /s/ Richard DeSanctis

Attest:

/s/ Lorraine C. Hylser

                                           CORTLAND TRUST. INC.

                                           By: /s/ Dennis C. Borecki


Attest:

/s/ Bernadette N. Finn

                             DISTRIBUTION AGREEMENT
                                     between
                              CORTLAND TRUST, INC.
                          (Municipal Money Market Fund)
                                       and
                         REICH & TANG DISTRIBUTORS L.P.


     THIS AGREEMENT made this 15th day of September, 1993, by and between CORTLAND TRUST, INC., a Maryland corporation (hereinafter referred to as the "Company"), and REICH & TANG DISTRIBUTORS L.P., (hereinafter referred to as "R & T Distributors"), with respect to the Municipal Money Market Fund of the Company (the "Fund").

                                  WITNESSETH :

     In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof if hereby acknowledged, the parties hereto agree as follows:

     1. The Company hereby appoints R & T Distributors as its distributor to promote the sale of shares of the Fund in a public offering to investors in the United States and throughout the world in accordance with the terms of the Fund's current prospectus and statement of additional information.

          2. The Company shall not sell any shares of the Fund except through R & T Distributors and under the terms and conditions set forth in paragraph 4 below. Notwithstanding the provisions of the foregoing sentence and Section I hereof, however,

     (A) the Company may issue shares of the Fund to any other investment company or personal holding company, or to the shareholders thereof, in exchange for all or a majority of the shares or assets of any such company; and

     (B) the Company may issue shares of the Fund at their net asset value to any shareholder of the Fund purchasing such shares with dividends or other cash distributions received from the Fund or in exchange of shares of the Company's other series at their respective net asset values pursuant to offers made to all shareholders.

     3. R & T Distributors hereby accepts appointment as distributor for the sale of the shares of the Fund and agrees that it will use its best efforts to sell such shares; provided, however, that:

     (A) R & T Distributors may, and when requested by the Company shall, suspend its efforts to effectuate sales of the shares of the Fund at any time when in the opinion of R & T Distributors or of the Company no sales should be made because of market or other economic considerations or abnormal circumstances of any kind; and

     (B) the Company may withdraw the offering of shares of the Fund (i) at any time with the consent of R & T Distributors, or (ii) without such consent when so required by the provisions of any statute or of any order, rule or regulation of any governmental body having jurisdiction. It is mutually understood and agreed that R & T Distributors does not undertake to sell all or any specific portion of the shares of the Fund.

     4. The price at which the shares of the Fund may be sold (the "offering price") shall be the net asset value per share. For the purposes of computing the offering price, the net asset value per share shall be determined in the manner provided in the Articles of Incorporation or By-Laws and registration statement of the Company relating to shares of the Fund as amended from time to time. R & T Distributors may charge a reasonable administrative charge in connection with sales of shares of the Fund.

     5. R & T Distributors shall not be required to bear any of the following costs:

     (A) the expenses of qualification of shares of the Fund for sale in connection with such public offerings in such states as shall be selected by the Company and of continuing the qualification therein until R & T Distributors advises the Company that it does not wish such qualification continued; or

     (B) legal expenses in connection with the foregoing.

     6. R&T Distributors will accept orders for shares of the Fund only to the extent of purchase orders actually received and not in excess of such orders, and it will not avail itself of any opportunity of making a profit by expediting or withholding orders. It is mutually understood and agreed that the Company may reject purchase orders where, in the judgment of the Company, such rejection is in the best interest of the Fund.

     7. (A) The Company and R & T Distributors shall each comply with all applicable provisions of the Investment Company Act of 1940, the Securities Act of 1933 and of all other federal and state laws, rules and regulations governing the issuance and sale of shares of the Fund.

     (B) In absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of R & T Distributors, the Company agrees to indemnify R & T Distributors against any and all claims, demands, liabilities and expense which R & T Distributors may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information of the Company, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with information furnished to the Company in connection therewith by or on behalf of R & T Distributors. R & T Distributors agrees to indemnify the Company against any and all claims, demands, liabilities and expenses which the Company may incur arising out of or based upon any act or deed of sales representatives of R & T Distributors which is outside the scope of their authority.

     (C) R & T Distributors agrees to indemnify the Company against any and all claims, demands, liabilities and expenses which the Company may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information of the Company, or any omission to state a material fact therein if such statement or omission was made in reliance upon and in connection therewith by or on behalf of R & T Distributors.

     8. Nothing herein contained shall require the Company to take any action contrary to any provision of its Articles of Incorporation or to any applicable statute or regulation.

     9. The Company shall pay to R & T Distributors on behalf of the Fund a fee which may from time to time be agreed to by the Company in accordance with a plan of distribution approved in accordance with Rule 12b-l under the Investment Company Act of 1940.

     10. The services of R & T Distributors to the Fund are not to be deemed to be exclusive, and R & T Distributors shall be free to render distribution and shareholder account services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers of R &T Distributors' general partner may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers of R &T Distributors' general partner to the extent permitted by law; and that the officers of R & T Distributors' general partner are not prohibited from engaging in any other business activity or from rendering services to any other persons, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

     11. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Section 13 hereof, for two years from the date hereof.

     12. Following expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually.

               (a) (i) by the Company's Board of Directors or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2 (a) (42) of the Investment Company Act of 1940), and

               (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in Section 2 (a) (19) of the Investment Company Act of 1940) of the Company and have no direct or indirect financial interest in the operation of the plan of distribution adopted by the Company with respect to the Fund (the "Plan") or in any agreement related to the Plan, by votes cast in person at a meeting specifically called for such purpose.

     13. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2
(a) (42) of the Investment Company Act of 1940), or by R & T Distributors. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section (2) (a) (4) of the Investment Company Act of 1940.

     14. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of R & T Distributors and that of the Company for this purpose shall be Three University Plaza, Hackensack, NJ 07601.

     15. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of the Investment Company Act of 1940 and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the investment Company Act of 1940 reflected in the provisions of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                           REICH & TANG DISTRIBUTORS L.P.
                                           By New England Investment
                                           Companies, Inc.
                                           General Partner

                                           By /s/ Richard DeSanctis

Attest:

/s/ Lorraine C. Hylser

                                           CORTLAND TRUST. INC.

                                           By: /s/ Dennis C. Borecki


Attest:

/s/ Bernadette N. Finn

                             DISTRIBUTION AGREEMENT
                                     between
                              CORTLAND TRUST, INC.
                             (U.S. Government Fund)
                                       and
                         REICH & TANG DISTRIBUTORS L.P.

     THIS AGREEMENT made this 15th day of September, 1993, by and between CORTLAND TRUST, INC., a Maryland corporation (hereinafter referred to as the "Company"), and REICH & TANG DISTRIBUTORS L.P., (hereinafter referred to as "R & T Distributors"), with respect to the U.S. Government Fund of the Company (the "Fund").

                                  WITNESSETH :

     In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof if hereby acknowledged, the parties hereto agree as follows:

     1. The Company hereby appoints R & T Distributors as its distributor to promote the sale of shares of the Fund in a public offering to investors in the United States and throughout the world in accordance with the terms of the Fund's current prospectus and statement of additional information.

     2. The Company shall not sell any shares of the Fund except through R & T Distributors and under the terms and conditions set forth in paragraph 4 below. Notwithstanding the provisions of the foregoing sentence and Section I hereof, however,

     (A) the Company may issue shares of the Fund to any other investment company or personal holding company, or to the shareholders thereof, in exchange for all or a majority of the shares or assets of any such company; and

     (B) the Company may issue shares of the Fund at their net asset value to any shareholder of the Fund purchasing such shares with dividends or other cash distributions received from the Fund or in exchange of shares of the Company's other series at their respective net asset values pursuant to offers made to all shareholders.

     3. R & T Distributors hereby accepts appointment as distributor for the sale of the shares of the Fund and agrees that it will use its best efforts to sell such shares; provided, however, that;

          (A) R & T Distributors may, and when requested by the Company shall, suspend its efforts to effectuate sales of the shares of the Fund at any time when in the opinion of R & T Distributors or of the Company no sales should be made because of market or other economic considerations or abnormal circumstances of any kind; and

          (B) the Company may withdraw the offering of shares of the Fund (i) at any time with the consent of R & T Distributors, or (ii) without such consent when so required by the provisions of any statute or of any order, rule or regulation of any governmental body having jurisdiction. It is mutually understood and agreed that R & T Distributors does not undertake to sell all or any specific portion of the shares of the Fund.

     4. The price at which the shares of the Fund may be sold (the "offering price") shall be the net asset value per share. For the purposes of computing the offering price, the net asset value per share shall be determined in the manner provided in the Articles of Incorporation or By-Laws and registration statement of the Company relating to shares of the Fund as amended from time to time. R & T Distributors may charge a reasonable administrative charge in connection with sales of shares of the Fund.

     5. R & T Distributors shall not be required to bear any of the following costs:

     (A) the expenses of qualification of shares of the Fund for sale in connection with such public offerings in such states as shall be selected by the Company and of continuing the qualification therein until R & T Distributors advises the Company that it does not wish such qualification continued; or

     (B) legal expenses in connection with the foregoing.

     6. R & T Distributors will accept orders for shares of the Fund only to the extent of purchase orders actually received and not in excess of such orders, and it will not avail itself of any opportunity of making a profit by expediting or withholding orders. It is mutually understood and agreed that the Company may reject purchase orders where, in the judgment of the Company, such rejection is in the best interest of the Fund.

     7. (A) The Company and R & T Distributors shall each comply with all applicable provisions of the Investment Company

Act of 1940, the Securities Act of 1933 and of all other federal and state laws, rules and regulations governing the issuance and sale of shares of the Fund.

     (B) In absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of R & T Distributors, the Company agrees to indemnify R & T Distributors against any and all claims, demands, liabilities and expense which R & T Distributors may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information of the Company, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with information furnished to the Company in connection therewith by or on behalf of R & T Distributors. R & T Distributors agrees to indemnify the Company against any and all claims, demands, liabilities and expenses which the Company may incur arising out of or based upon any act or deed of sales representatives of R & T Distributors which is outside the scope of their authority.

     (C) R & T Distributors agrees to indemnify the Company against any and all claims, demands, liabilities and expenses which the Company may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, prospectus or statement of additional information of the Company, or any omission to state a material fact therein if such statement or omission was made in reliance upon and in connection therewith by or on behalf of R & T Distributors.

     8. Nothing herein contained shall require the Company to take any action contrary to any provision of its Articles of Incorporation or to any applicable statute or regulation.

     9. The Company shall pay to R & T Distributors on behalf of the Fund a fee which may from time to time be agreed to by the Company in accordance with a plan of distribution approved in accordance with Rule 12b-l under the Investment Company Act of 1940.

     10. The services of R & T Distributors to the Fund are not to be deemed to be exclusive, and R & T Distributors shall be free to render distribution and shareholder account services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers of R &T Distributors' general partner may serve as officers or directors of the Company, and that officers or directors of the

Company may serve as officers of R & T Distributors' general partner to the extent permitted by law; and that the officers of R & T Distributors' general partner are not prohibited from engaging in any other business activity or from rendering services to any other persons, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

      11. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Section 13 hereof, for two years from the date hereof.

      12. Following expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance' is specifically approved at 'least annually.

               (a) (i) by the Company's Board of Directors or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2 (a) (42) of the Investment Company Act of 1940), and

               (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in Section 2 (a) (19) of the Investment Company Act of 1940) of the Company and have no direct or indirect financial interest in the operation of the plan of distribution adopted by the Company with respect to the Fund (the "Plan") or in any agreement related to the Plan, by votes cast in person at a meeting specifically called for such purpose.

     13. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2
(a) (42) of the Investment Company Act of 1940), or by R & T Distributors. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section (2) (a) (4) of the Investment Company Act of 1940.

     14. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of R & T Distributors and that of the Company for this purpose shall be Three University Plaza, Hackensack, NJ 07601.

     15. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of the Investment Company Act of 1940 and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act of 1940 reflected in the provisions of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective ' officers on the day and year first above written.


                                           REICH & TANG DISTRIBUTORS L.P.
                                           By New England Investment
                                           Companies, Inc.
                                           General Partner

                                           By /s/ Richard DeSanctis

Attest:

/s/ Lorraine C. Hylser

                                           CORTLAND TRUST. INC.

                                           By: /s/ Dennis C. Borecki


Attest:

/s/ Bernadette N. Finn